SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 17, 2002
                                                     ----------------

                          Enterprise Technologies, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)



Nevada                              0-28790                     87-0429962 B
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(State or other jurisdiction  (Commission File Number)         (IRS Employer
of incorporation)                                         Idenitifcation Number)


1628 West 1st Avenue, Suite 216, Vancouver, British Columbia           V6J 1G1
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:   (604) 659-5006
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ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant's Certifying Accountant.

None.

ITEM 5.  Other Events.

     On January 8, 2002, the Board of Directors authorized the issuance of 94,401,600 restricted shares of the Company's Common Stock for the conversion of
81.5 Series B Preferred shares and an additional 13,700,000 restricted shares of Common Stock for debts and management fees owed, to Mr. Harmel S. Rayat, a Director and majority shareholder of the Company.

ITEM 6.  Resignations of Registrant's Director's

None.

ITEM 7.  Financial Statements and Exhibits.

None.

ITEM 8.  Change in Fiscal Year.

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ENTERPRISE TECHNOLOGIES, INC.

                                                               /s/ Harv Dhaliwal
                                                               -----------------
                                             Harv Dhaliwal, President & Director

Date: January 17, 2002